Corporate Presentation July 2012 OTC/QB: TNXP

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Information Regarding Disclosures

The Common Stock and Warrants have not and will not be registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws, nor has the Securities and Exchange Commission (the "Commission") or any state regulatory authority endorsed the Offering. Any representation to the contrary is a criminal offense.

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TONIX PHARMACEUTICALS

TONIX PHARMACEUTICALS • Specialty pharmaceutical company developing innovative non - addictive products for chronic pain syndromes - Fibromyalgia syndrome (FM ) - Post - traumatic stress disorder (PTSD) • Unmet medical needs and large commercial opportunities - Targeting sleep pathology - Central pain syndromes poorly addressed by opiate pain drugs or benzodiazepine sleep drugs • Capital efficient, risk - mitigated development pathway - Near - term, value - creating milestones • Experienced management and board Company Overview 3

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS 4 Experienced Leadership Selected Previous Corporate Affiliations Selected Previous Product Affiliations Seth Lederman, MD CEO & Chairman • Vela • Targent • Validus • Fontus Benjamin Selzer COO • Reliant • Aton • Investment Banking (Lehman, BofA ) Leland Gershell, MD, PhD CFO • Cowen • Apothecary • Favus • Madison Williams Bruce Daugherty, PhD, MBA Senior Director of Drug Development • Merck • Roche Institute

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS 5 Accomplished Independent Board Selected Current & Previous Affiliations Selected Previous Product Affiliations Seth Lederman, MD Chairman • Vela • Targent • Validus/Fontus Stuart Davidson • Alkermes • Combion Patrick Grace • WR Grace • Chemed • Grace Institute Donald Landry, MD, PhD • Columbia University Chair, Dept. of Medicine • Vela Ernest Mario, PhD • Glaxo • Alza • Reliant Charles Mather • Janney Montgomery Scott • Cowen • Smith Barney John Rhodes • Booz Allen Hamilton Samuel Saks, MD • Jazz • Alza • Cougar

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS Product Pipeline 6 Product Indication Status TNX - 102 FM • Very low dose cyclobenzaprine (VLDC) in novel formulation • Phase 2a successfully completed • Pivotal t rial expected to begin Q1 2013 TNX - 105 PTSD • VLDC in novel formulation • Will leverage data from TNX - 102 experience • Proof of concept trials anticipated in 2013 • Seeking U.S. Department of Defense funding TNX - 107 Traumatic Brain Injury • VLDC in novel formulation • Will leverage data from TNX - 102 experience • Seeking U.S. Department of Defense funding TNX - 201 Headache • NDA process for existing grandfathered (DESI) product • Potentially shortened process for FDA approval • DESI to New Drug Application (NDA) switch products enjoy mandated exclusivity TNX - 301 Alcoholism • US patent allowed • Potential for government funding

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS FM Market Opportunity • ~5 million U.S. patients* • U.S. prescription drug market estimated at $1.4 billion** - 2007 - 2010 CAGR of 18.4%*** • First approved drug for FM in 2007 - Lyrica® (Pfizer) approved 2007: $450 million in FM sales in 2011** - Cymbalta® (Eli Lilly) approved 2008: $560 million in FM sales in 2011** - Savella® (Forest) approved 2009: $137 million in FM sales in 2011** * National Institutes of Health, U.S. Department of Health and Human Services ** Decision Resources Pain Management Study: Fibromyalgia, January 2012 *** Frost & Sullivan Fibromyalgia Market Study, December 2010 7

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS FM Market Dynamics • No FDA approved drugs until 2007 • Market growth driven by on - label drugs replacing off - label generics* - Lyrica replacing off - label generic analgesics - Cymbalta and Savella replacing off - label generic anti - depressants • Drugs for pain and mood approved, yet none for disturbed or non - restorative sleep - TNX - 102 to replace off - label generic muscle relaxants currently being used to address this problem 8 * Frost & Sullivan Fibromyalgia Market Study, December 2010

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS Fibromyalgia: A Vicious Cycle 9 • Medications that target pain or depressed mood are approved for the management of FM • TNX - 102 will be a first - in - class medication targeting disturbed or “non - restorative” sleep in FM TNX - 102 Pain Lyrica Sleep No approved medications Mood Cymbalta Savella

TONIX PHARMACEUTICALS 10 Off - Label Abandoned In Development Approved Sleep • cyclobenzaprine • muscle relaxants • sodium oxybate (Xyrem®) • sodium oxybate (Rekinla®) • TNX - 102 (Phase 3 ready) Pain • gabapentin • opioids • Effirma TM (Phase 2) Mood • venlafaxine • bupropion Novel Mechanism in FM Treatment

TONIX PHARMACEUTICALS TNX - 102: Optimizing Cyclobenzaprine for Fibromyalgia 11 • Cyclobenzaprine widely used off - label in FM • Current doses and formulations poorly suited for FM - Long half - life contributes to somnolence and accumulation - Lowest approved daily dose is 15 mg • Phase 2 a trial of bedtime VLD cyclobenzaprine demonstrated improvement in core FM symptoms • TNX - 102 is designed specifically for FM management - Appropriate dose - Rapid absorption - Minimize next day somnolence

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Cyclobenzaprine: Impressive Safety, Widely Used • Off - label cyclobenzaprine is the third most widely prescribed medication for FM* • 1977: FDA approved Flexeril® (Merck) • 1990s: Extensive safety and efficacy studies (Merck) • 2007: FDA approved controlled - release formulation (15, 30 mg) • 2010: >1 billion tablets prescribed annually • Not a controlled substance, no recognized addictive potential 12 * Frost & Sullivan Fibromyalgia Market Study, December 2010

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Relationship between Sleep and FM • FM patients complain of poor sleep - Non - restorative sleep exacerbates FM symptoms • Cyclic alternating pattern (CAP) is an objective physiological measure of the quality of sleep - A2, A3 patterns = indices of sleep instability (poor sleep quality) - A1 pattern = index of sleep stability • FM patients demonstrate increased A2+A3 13

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Sodium Oxybate Data in FM & Sleep • Phase 3 trials of sodium oxybate demonstrated highly significant improvements in fibromyalgia symptoms Study Treatment n Responders* n (%) p - value (chi - square) Placebo 183 50 (27) - 06 - 008 oxybate 4.5 g 182 84 (46) <0.001 oxybate 6.0 g 182 72 (40) 0.01 Placebo 188 38 (20) - 06 - 009 oxybate 4.5 g 194 69 (36) <0.001 oxybate 6.0 g 189 68 (36) <0.001 • Sodium oxybate also caused decrease in A 2 +A 3 CAP Rate Placebo ( n = 20) Oxybate 4.5 g (n = 14) p vs. placebo O xybate 6.0 g (n = 13) p vs. placebo A2+A3, % - 0.4 - 2.1 0.18 - 3.9 0.007 A1, % - 0.1 +5.8 0.172 +7.0 0.108 14 Source: Moldofsky et al., J. Rheum. October 2010. Source: FDA briefing documents. * Subjects that reported a 30% or more reduction in overall pain in week 14 as compared to baseline

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS VLDC FM Phase 2a – Overview • Published in Journal of Rheumatology * December 2011 • Harvey Moldofsky, MD – lead investigator (University of Toronto) • Patients with documented FM • Double blind, randomized, placebo controlled • 36 patients; 18 per arm • VLDC or placebo taken between dinner and bedtime daily • Eight - week, dose escalating study, from 1 mg to 4 mg • Average dose at week eight was 3.1 mg • Conducted at two academic centers in Canada 15 * Moldofsky et al., J. Rheum. December 2011: http://jrheum.org/content/early/2011/08/30/jrheum.110194.full.pdf+html

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS VLDC FM Phase 2a – Endpoints • Endpoints consistent with ACR* and OMERACT** guidelines • Pain (Visual Analog Scale) and fatigue assessed ̴ 24 hours following each dose • Tenderness assessed via dolorimetry • Mood assessed via Hospital Anxiety and Depression (HAD) scale and HAD depression subscale • Fatigue also measured via clinical and patient global impression of change (CGIC/PGIC) * American College of Rheumatology **Outcome Measures in Rheumatology Clinical Trials 16

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Characteristic VLD C (n = 18) Placebo (n = 18) Sex, n (%) Male 0 (0) 1 (6) Female 18 (100) 17 (94) Age, yrs , mean (SD) range 45.9 (11.4) 26 - 62 39.3 (9.3) 23 - 56 Race (white, non - Hispanic) (%) 18 (100) 18 (100) Weight, kg, mean (SD) range 68.1 (10.1) 53 - 86 73.8 (16.3) 53 - 108 Height, cm, mean (SD) Range 162.3 (8.8) 148 - 178 165.9 (5.6) 160 - 178 VLDC FM Phase 2a – Demographics • Duration of FM diagnosis history similar between arms • 50% of patients in each group had FM for >five years 17

TONIX PHARMACEUTICALS -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% Percent Change from Baseline VLDC Placebo p=0.010 p= 0.039 p=0.006 p=0.012 p=0.017 Fatigue HAD HAD Depression Pain Tenderness 0% 18 VLDC FM Phase 2a – Efficacy • Change from baseline at week eight

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS VLDC Phase 2 a FM – Sleep Data VLDC CAP A2+A3(Norm) Correlation Variable r p Fatigue 0.617 0.006 HAD score 0.505 0.033 HAD depression subscore 0.556 0.017 Patient - rated change in fatigue 0.614 0.007 Clinician - rated change in fatigue 0.582 0.011 • Data link restorative sleep mechanism of cyclobenzaprine and improvement in FM symptoms • No plan to conduct sleep studies with TNX - 102 - Not needed for FDA approval Sleep EEG VLDC Placebo p CAP A2+A3(Norm) ≤33% 72% 33% 0.019 19

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS TNX - 102: Novel Formulations 20 • Sublingual (SL) TNX - 102 cyclobenzaprine 2.4 mg tablet - PK studies in animals showed unexpected properties for novel formulation • Rapid , efficient sublingual absorption • Efficient systemic clearance - Solution form of SL tablet – human PK study to dose in July • Data expected Q 3 2012 - SL tablet (commercial formulation, GMP) – human PK study to dose in Q 3 • Data expected early Q 4 2012 • Pro - micellar TNX - 102 cyclobenzaprine 2.4 mg gelcap - Human PK study completed, 10 subject 3 - way crossover design • No food effect on proprietary formulation

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS TNX - 102: Pivotal Development • First pivotal efficacy trial in fibromyalgia to begin in Q1 2013 - 12 - week study, 150 patients per arm - Study design and endpoints to mirror those used by Lyrica and Cymbalta • Pain and a composite endpoint of other FM symptoms - Final study results expected in H1 2014 • Partnership for second pivotal trial and commercialization 21

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS TNX - 102 : Unique Market Position • Specifically designed for the treatment of FM • Differentiated from / not competitive with other therapies - First - in - class sleep quality treatment indicated for bedtime dosing - Restorative sleep shown to improve key symptoms - High patient dissatisfaction, physicians frequently switch drugs • With a unique formulation and new indication, reimbursement coverage of TNX - 102 is expected 22

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS TNX - 105: VLDC for PTSD • 3.5% of U.S. adult population has suffered from PTSD in past 12 months* - Any trauma can lead to PTSD • Unsatisfied market - Only Zoloft® and Paxil® have FDA approval • Widespread painkiller abuse and addiction • Leverage formulation and clinical work of TNX - 102 to advance TNX - 105 23 * National Institutes of Mental Health & National Institutes of Health

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS FM & PTSD are Related Conditions • Symptom overlap - PTSD is thought to be exacerbated by non - restorative sleep - Some are believed to suffer from both conditions simultaneously - Some patients with FM meet PTSD criteria, and vice versa • PTSD has both combat and civilian forms - Zoloft and Paxil are approved for PTSD - Brand prescriptions filled by generic sertraline and paroxetine - DOD has a strong interest in promoting research on therapeutics 24

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Intellectual Property • Active patenting strategy to extend VLDC exclusivity • Pharmacokinetics - Patent filed around unique PK profile with sublingual (June 2012 ) • Surprising and unexpected observations - Difficult patent class to circumvent • Method of Use - FM : issued patent , expiration mid - 2020 - PTSD : patent filed in 2010 • Formulation - Two issued patents, expirations in mid - 2021 25

TONIX PHARMACEUTICALS TONIX PHARMACEUTICALS 26 Timing Milestones Related to TNX - 102 in Fibromyalgia Q3 2012 • Completion of human PK study on proprietary formulation Q4 2012 • Completion of human PK/PD on commercial formulation, dose Q1 2013 • Commencement of first pivotal trial H1 2014 • Final study results of first pivotal trial • Potential partnering Timing Milestones Related to TNX - 105 in PTSD H1 2013 • Commencement of proof of concept study in PTSD patients Upcoming Milestones

TONIX PHARMACEUTICALS CONFIDENTIAL TONIX PHARMACEUTICALS Investment Summary • Significant unmet needs and large market opportunities • First - in - class products; not competitive with existing therapies • Capital efficient, low risk drug development strategy • Near - term value inflection points • Experienced management and board 27

OTC/QB: TNXP